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                                                                   EXHIBIT 99.13

PROXY
                           WYNDHAM HOTEL CORPORATION
              1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TX 75207

 PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 31, 1997

                   (RESCHEDULED FROM DECEMBER 12, 1997)

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, as Proxies of the undersigned, with full power of substitution in each, to represent the undersigned at the Wyndham Special Meeting (as defined below) and to vote all shares of Common Stock of Wyndham Hotel Corporation ("Wyndham") which the undersigned may be entitled to vote at the Special Meeting of Stockholders originally scheduled to be held on December 12, 1997, which has been rescheduled and now is to be held at 8:30 a.m. local time, on December 31, 1997, at the Wyndham Anatole Hotel, located at 2201 Stemmons Freeway, Dallas, Texas, and at any adjournments or postponements thereof (the "Wyndham Special Meeting").

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE WYNDHAM SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
   UNLESS YOU HAVE PREVIOUSLY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE.

                                                                SEE REVERSE SIDE
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[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of April 14, 1997, between Patriot American Hospitality, Inc. and Wyndham, as thereafter ratified by Patriot American Hospitality, Inc. and Patriot American Hospitality Operating Company, and as thereafter amended by Patriot American Hospitality, Inc., Patriot American Hospitality Operating Company and Wyndham, and the transactions contemplated
    thereby.          [_] FOR [_] AGAINST [_] ABSTAIN

2. To consider and act upon any other matters that may properly be brought before the Wyndham Special Meeting and at any adjournments or postponements thereof.

  THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF A COPY OF THE NOTICE OF THE WYNDHAM SPECIAL MEETING, THE JOINT PROXY STATEMENT/PROSPECTUS AND THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS SUPPLEMENT WITH RESPECT THERETO AND HEREBY REVOKE(S) ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

YOU NEED NOT RETURN THIS CARD IF YOU HAVE PREVIOUSLY COMPLETED, DATED, SIGNED AND RETURNED A PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE.

                                     DATED:
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                                     SIGNATURE
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                                     SIGNATURE

                                     NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                     HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                     WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                     ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                     PLEASE GIVE FULL TITLE AS SUCH.